Exhibit 21.1

Subsidiaries of the Registrant

MusclePharm Corporation has the following subsidiary as of the date of this Annual Report on Amendment No. 1 to Form 10-K:

1.	Canada MusclePharm Enterprises Corporation (2012) Ontario, Canada Registered

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